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                                                                 EXHIBIT 10.41









                           ARIAD PHARMACEUTICALS, INC.

                           EXECUTIVE COMPENSATION PLAN


                       EFFECTIVE AS OF SEPTEMBER 16, 1997












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                                TABLE OF CONTENTS


     ARTICLE                                                               PAGE
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   ARTICLE I                                                                1
      Purpose                                                               1

   ARTICLE II                                                               1
      Definitions and Construction                                          1

   ARTICLE III                                                              4
      Option Grant                                                          4

   ARTICLE IV                                                               6
      Option Exercise                                                       6

   ARTICLE V                                                                8
      Amendment or Termination                                              8

   ARTICLE VI                                                              10
      Administration                                                       10

   ARTICLE VII                                                             11
      Trust Provisions                                                     11

   ARTICLE VIII                                                            12
      Miscellaneous Provisions                                             12



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                           ARIAD PHARMACEUTICALS, INC.

                           EXECUTIVE COMPENSATION PLAN


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ARTICLE I

PURPOSE

1.1 PURPOSE. The purpose of the Plan is to provide additional incentive compensation to certain executives and key individuals, commensurate with their contributions to the success of the Employer, in a form that will provide incentives and rewards for superior performance, and encourage the recipients to continue in the employment of the Employer.

1.2 INTENT. The Plan is intended to be an unfunded plan maintained by the Employer primarily for a select group of officers and certain key advisors. The Plan is also intended to be a nonqualified stock option plan within the meaning of section 83 of the Code (utilizing nonemployer stock.)


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ARTICLE II

DEFINITIONS AND CONSTRUCTION

2.1 DEFINITIONS. As used herein, the following capitalized words and phrases shall have the respective meanings set forth below:

               "BENEFICIARY" means the person or persons designated by a Participant, pursuant to Section 3.7, to exercise an Option after the Participant's death.

               "BOARD OF DIRECTORS" or "BOARD" means the board of directors of the Employer.

               "BONUS OPTION" means an Option granted by the Employer to a Participant as a bonus for services rendered.

               "CHANGE OF CONTROL" means the occurrence of any of the following events (without the consent of the Participant):

               (i) Any corporation, person or other entity makes a tender or exchange offer for shares of the Employer's Common Stock pursuant to which such corporation, person or other entity acquires more than 50% of the issued and outstanding shares of the Employer's Common Stock;


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               (ii) The stockholders of the Employer approve a definitive agreement to merge or consolidate the Employer with or into another corporation or to sell or otherwise dispose of all or substantially all of the Employer's assets; or

               (iii) Any person within the meaning of Section 3 (a) (9) or
          Section 13 (d) of the Securities Exchange Act of 1934 acquires more than 50% of the combined voting power of Employer's issued and outstanding voting securities entitled to vote in the election of the Board."

               "CODE" means the Internal Revenue Code of 1986, any amendments thereto, and any regulations or rulings issued thereunder.

               "COMMITTEE" means the Compensation and Stock Option Committee of the Board, or such other committee as may be appointed in accordance with Section 6.1.

               "DEFERRAL OPTION" means an Option granted by the Employer to a Participant in connection with an election made by a Participant to reduce his/her compensation in consideration of the grant of a Deferral Option under this Plan.

               "EFFECTIVE DATE" means July 1, 1997.

               "EMPLOYEE" means any individual who is employed by the Employer (or any affiliate of the Employer).

               "EMPLOYER" means ARIAD Pharmaceuticals, Inc., and any successor thereto.

               "EXERCISE PERIOD" means the period during which a Participant may exercise an Option, as determined under Section 4.1.

               "EXERCISE PRICE" means the price to be paid by a Participant to exercise an Option, as determined under Section 3.3.

               "FAIR MARKET VALUE" means the closing price of a share of Stock reflected in the consolidated trading tables of The Wall Street Journal (presently the NYSE-Composite Transactions), or other recognized market source, as determined by the Committee, on the applicable date of reference hereunder, or if there is no sale on such date, then the closing price on the last previous day on which a sale is reported. In the case of a share of Stock issued by a regulated investment company, the Fair Market Value is the net asset value or redemption price as disclosed in the regulated investment company's then current prospectus.

               "GRANT DATE" means, with respect to any Option, the date on which the Option Agreement is executed by the Employer and the Participant.


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               "KEY ADVISOR" means any individual who is not an Employee who provides services to the Employer (or any affiliate of the Employer) and who is identified by the Board or Committee as a Key Advisor.

               "OPTION" means the right of a Participant, granted by the Employer in accordance with Section 3.2, to purchase Stock from the Employer at the Exercise Price. An Option may be granted as a Bonus Option or as a Deferral Option, whichever is applicable.

               "OPTION AGREEMENT" means an agreement setting forth the terms of an Option executed by the Employer and a Participant pursuant to
          Section 3.2.

               "PARTICIPANT" means any Employee or Key Advisor who has been granted Options in accordance with the Plan and whose Options have not been exercised in full or forfeited.

               "PLAN" means the ARIAD Pharmaceuticals, Inc. Executive Compensation Plan, as set forth herein and from time to time amended.

               "STOCK" means shares of common or preferred stock of a corporation listed on a national securities exchange, excluding all Employer shares or any securities issued by the Employer, or shares of a regulated investment company designated by the Committee as subject to purchase through the exercise of an Option.

               "TERMINATION OF EMPLOYMENT" means an Employee or Key Advisor's separation from the service of the Employer (including all subsidiaries and affiliates of the Employer) by reason of resignation, discharge, death or other termination. The Committee may, in its sole discretion, determine whether any leave or other absence from service constitutes a Termination of Employment for purposes of the Plan.

               "TRUST" means the trust, if any, established pursuant to Article VII to hold the Stock that is subject to purchase through the exercise of an Option.

               "TRUST AGREEMENT" means an agreement setting forth the terms of the Trust established pursuant to Article VII.

               "TRUST FUND" means the Stock subject to an Option that is held in the Trust.

               "TRUSTEE" means the persons or institution acting as trustee of the Trust.

2.2 HEADINGS. The headings of Articles, Sections and Paragraphs are solely for convenience of reference. If there is any conflict between such headings and the text of this Plan, the text shall control.

2.3 GENDER. Unless the context clearly requires a different meaning, all pronouns shall refer indifferently to persons of any gender.


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2.4 SINGULAR AND PLURAL. Unless the context clearly requires a different meaning, singular terms shall also include the plural and vice versa.


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ARTICLE III

OPTION GRANT

3.1 ELIGIBILITY. Options may be granted to (i) any Employee selected by the Committee from the executive officers and other key employees of the Employer who occupy senior managerial or professional positions and (ii) Key Advisors selected by the Committee, who have the capability of making a substantial contribution to the success of the Employer. In making this selection and in determining the form and amount of Options, the Committee shall consider any factors that it deems relevant, including the individual's functions, responsibilities, value of services to the Employer and past and potential contributions to the Employer.

3.2 GRANT OF OPTIONS. (a) Options may be granted by the Committee (or its designee) at any time on or after the Effective Date and prior to the termination of the Plan. The grant of Options hereunder will be evidenced in an Option Agreement executed by the Employer and the Participant. Upon execution by the Employer and the Participant of an Option Agreement, the Options are deemed to be granted. The Option Agreement must specify the Stock, the number of shares subject to the Option, the Exercise Price, and such other terms and in such form as the Committee (or its designee) may from time to time determine in accordance with the Plan. Any terms not specified in the Plan shall be specified in the Option Agreement. No Committee member may participate in the Plan.

     (b) EFFECT OF DIVIDENDS AND DISTRIBUTIONS WITH RESPECT TO STOCK. The Employer agrees to reinvest all dividends and distributions actually received with respect to the Stock which is subject to an Option in additional property of the same kind (or as nearly the same kind as feasible, if property of the same kind is not available). Any Stock acquired through reinvestment of dividends and distributions will be subject to an Option in favor of the Participant with the same exercise price (as a percentage of the Fair Market Value of the additional Stock acquired)as the percentage of Fair Market Value as set forth in the pertinent Option Agreement governing the Stock that generated the dividends and distributions..

3.3 EXERCISE PRICE. The Exercise Price shall be twenty five percent (25%) of the Fair Market Value of the Stock subject to the Option determined as of the Grant Date, or such other price as the Committee, in its sole discretion, determines. The Exercise Price may be subsequently adjusted in the following manner, or as otherwise provided in the Option Agreement:

     (a) On the last day of each calendar quarter, the Committee may adjust the Exercise Price by an amount that is determined by the Committee in its sole discretion to equitably take into account such factors as the Committee deems relevant which may include dividends and other cash distributions received with respect to the Stock, and any other factors that the Committee determines, including the Employer's cost of capital.


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     (b) In the event of a stock dividend, stock split, reverse stock split, rights offering, return of capital distribution, recapitalization or similar transaction that materially affects the Fair Market Value of the Stock, the Committee shall adjust the Exercise Price so that it retains the same ratio to the Fair Market Value of the Stock as existed immediately before such transaction.

3.4 CONDITIONS OF GRANT. As a condition to the grant of a Stock Option, the Committee may, in its sole discretion, require a Participant to enter into one or more of the following agreements with the Employer on or before the Grant
Date:

     (a) A covenant not to compete with the Employer, which shall become effective on such date as the Committee determines (which may be on the date of Termination of Employment of the Participant with the Employer) and which shall contain such terms and conditions as may be required by the Committee.

     (b) An agreement to remain in the employ of the Employer for at least six months after the Grant Date of an Option.

     (c) An agreement to hold harmless the Committee and the Employer for any investment losses incurred in connection with any Option granted under the Plan.

3.5 STOCK MAY BE HELD IN TRUST. Upon the grant of an Option, the Employer may, in its sole discretion, acquire the Stock and may either hold it as a general asset of the Employer or contribute it to the Trust as soon as practicable after the acquisition. At the time contributed to the Trust, the Stock shall not be subject to any security interest, whether or not perfected, or to any option or contract under which any other person may acquire any interest in it, except as otherwise provided in Section 7.2 and Section 12 of the Trust Agreement.

3.6 SUBSTITUTION OF ASSETS. After consultation with the Participant, the Committee may, in its sole discretion, substitute Stock of equal Fair Market Value (at the time of substitution) for any Stock subject to purchase through the exercise of an Option. Following any such substitution, references herein to Stock shall, to the extent applicable, include such substituted Stock.

3.7 DESIGNATION OF BENEFICIARY. As soon as practicable after the grant of an Option, the Participant shall designate one or more Beneficiaries and successor Beneficiaries, and may change a Beneficiary designation at any time, by filing the prescribed form or another written instrument acceptable to the Committee with the Committee. The consent of the Participant's current Beneficiary shall not be required for a change of Beneficiary. No Beneficiary shall have any rights under the Plan or an Option Agreement during the lifetime of the Participant, except as may otherwise be provided in Section 3.9.


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     (a)  The Beneficiary of a Participant who dies without having designated a
          Beneficiary in accordance with this Section 3.7 and who is lawfully married on the date of death shall be the Participant's surviving spouse.

     (b) The Beneficiary of any other Participant who dies without having designated a Beneficiary in accordance with this Section 3.7 shall be the Participant's estate.

3.8 GENERAL NON-TRANSFERABILITY. No Option granted under this Plan may be transferred, assigned, or alienated (whether by operation of law or otherwise), except as provided herein, and to the extent permitted by law, no Option shall be subject to execution, attachment or similar process. An Option may be exercised only by the Participant (or the Participant's Beneficiary pursuant to Section 3.7, or the Participant's assignee pursuant to Section 3.9).

3.9 PERMITTED TRANSFERS. Notwithstanding the provisions of Section 3.8, a Participant may at any time prior to death, assign all or any portion of an Option to:

     (a)  the Participant's spouse or lineal descendants, ;

     (b) the trustee of a trust for the primary benefit of the Participant's spouse or lineal descendants;

     (c) a partnership of which the Participant's spouse and lineal descendants are the only partners; or

     (d)  a tax exempt organization described in Section 501(c)(3) of the Code.

Any such assignment shall be permitted only if an assignment is expressly permitted in the Option Agreement, or approved in writing by the Committee, and the Participant receives no consideration for the assignment. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and delivered to the Committee on or before the effective date of the assignment. In the event of such assignment, the spouse, lineal descendant, trustee, partnership or tax exempt organization shall be entitled to all of the rights of the Participant with respect to the assigned portion of the Option, and such portion of the Option, shall continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth in the Plan and the Option Agreement.


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ARTICLE IV

OPTION EXERCISE

4.1 EXERCISE PERIOD. All Bonus Options granted under the Plan shall vest over a period not to exceed 5 years from the date of grant in accordance with the vesting schedule set forth in the Option Agreement. All Deferral Options shall be one hundred percent (100%) vested upon


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grant. All Bonus Options shall vest immediately upon a Change of Control. An
Option or a portion of an Option may be exercised beginning on the day the Option (or a portion thereof) vests and ending on the earlier of -

     (a) one year after the Participant's Termination of Employment, unless modified by action of the Committee;

     (b) one year after the Participant attains age 65, unless modified by action of the Committee;

     (c) five years after the death or disability of the Participant, unless modified by action of the Committee; and

     (d)  ten years after the Grant Date.

However, in no event may an Option be exercised prior to 6 months from the Grant Date.

4.2 OPTION EXERCISE. (a) A Participant (or the Participant's Beneficiary pursuant to Section 3.7, or the Participant's assignee pursuant to Section 3.9) may exercise all or any portion of an Option that is vested by giving written notice to the Committee (including tax withholding instructions under Section
4.4 and, if applicable, Section 4.5) and tendering full payment of the Exercise Price by bank certified or cashiers check on or before the date of exercise. As provided in the Option Agreement, or with the prior written consent of the Committee, the Participant may tender payment in whole or in part through the surrender of previously acquired Stock valued at Fair Market Value on the date of exercise.

(b) DELAY OF EXERCISE. Notwithstanding the above, the Committee, in its sole discretion, may defer the effective date of the Bonus Option Exercise for up to twelve (12) months following notice of exercise to insure that no actions by the Participant would result in a forfeiture of the Bonus Options. Section 4.7 remains in full force and effect during the exercise delay period.

4.3 DELIVERY OF STOCK. On the date of exercise, or as soon as practicable thereafter (but in no event later than five business days after the date of exercise), the Employer shall deliver or cause to be delivered the Stock then being purchased to or for the account of the Participant (or the Participant's Beneficiary pursuant to Section 3.7, or the Participant's assignee pursuant to
Section 3.9). In the event that the listing, registration or qualification of the Option or the Stock on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the exercise of the Option, then the Option shall not be exercised in whole or in part until such listing, registration, qualification, consent or approval has been effected or obtained.

4.4 TAX WITHHOLDING. Whenever Stock is to be delivered upon exercise of an Option under the Plan, the Employer shall require as a condition of such delivery (a) the cash payment by the Participant of an amount sufficient to satisfy all federal, state and local tax withholding requirements related thereto, (b) the withholding of such amount from any Stock to be delivered to the Participant, (c) the withholding of such amount from compensation otherwise due to the


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Participant, or (d) any combination of the foregoing, at the election of the Participant with the consent of the Employer.

4.5 ADDITIONAL WITHHOLDING. With the consent of the Employer, the Participant may elect a greater amount of withholding, not to exceed the estimated amount of the Participant's total tax liability with respect to the delivery of Stock under the Plan.

4.6 FAILURE TO EXERCISE. No Option shall be exercised, in whole or in part, after the end of the Exercise Period, and the Employer shall have no obligation to deliver or cause to be delivered to the Participant (or the Participant's Beneficiary or Assignee) the Stock subject to such Option.

4.7 FORFEITURE OF OPTIONS. Notwithstanding the provisions of Section 4.1, all Bonus Options granted to a Participant under this Plan, whether vested or not, and not previously exercised shall be forfeited, upon the occurrence of any of the following events:

     (a) A Participant's termination for cause, as defined in the Participant's employment, consulting or other employment-related agreement;

     (b) Violation of the non-compete or non-solicitation provisions of the Participant's employment, consulting or other employment-related agreement (including an agreement entered into pursuant to Section 3.4(a) hereof); or

     (c) Failure to comply with the Employer's conflict of interest provisions of the Participant's employment, consulting, or other employment-related agreement (including an agreement entered into pursuant to Section 3.4(a) hereof).

     The Committee, with the consent of the Board of Directors, may reinstate any such forfeited vested Options.


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ARTICLE V

AMENDMENT OR TERMINATION

5.1 PLAN AMENDMENT. The Board may, from time to time in its sole discretion, amend any provision of the Plan, in whole or in part, with respect to any Participant or group of Participants. Such amendment shall be effective as of the date specified therein and shall be binding upon the Committee, all Participants and Beneficiaries, and all other persons claiming an interest under the Plan. No termination, modification or amendment of the Plan, may be adopted that materially affects the terms, conditions and restrictions applicable to an Option already issued in a manner adverse to a Participant. With the consent of the Participant and subject to the terms and conditions of the Plan, the Committee may amend outstanding Option Agreements with any Participant.

5.2 PLAN TERMINATION. The Plan shall terminate on such date as the Board may determine in its sole discretion. Such termination shall be effective as of the date determined by the Board and


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shall be binding upon the Committee, all Participants and Beneficiaries, and all
other persons claiming an interest under the Plan. Options shall continue to be exercisable after the effective date of such termination, and may be exercised in accordance with Article IV, but no new Options shall be granted.

5.3 AMENDMENT OF OPTIONS. An Option may be amended by the Committee at any time, if the Committee determines that an amendment is necessary or advisable as a result of:

     (a) any addition to or change in the Code, a federal or state securities law or any other applicable law or regulation, which occurs after the Grant Date and by its terms applies to the Option,

     (b)  any substitution of Stock pursuant to Section 3.6,

     (c) any Plan amendment pursuant to Section 5.1, or Plan termination pursuant to Section 5.2, provided that the amendment does not materially affect the terms, conditions and restrictions applicable to the Option in a manner adverse to the Participant, or

     (d) any circumstances not specified in Paragraphs (a), (b), or (c), with the consent of the Participant.

5.4 CHANGE OF CONTROL. Notwithstanding any other provision of the Plan or an Option Agreement, in the event of a Change of Control:

     (a) the Participant shall not be required to remain in the employ of the Employer for at least six months after the Grant Date of an Option under Section 3.4(b),

     (b) the Exercise Period under Section 4.1 shall not end prior to six months after such Change of Control,

     (c)  an Option Agreement shall not be amended by the Committee under
          Section 5.3 for any reason without the consent of the Participant, and

     (d) an Option may be terminated by the Committee on any date after a Change of Control, in its sole discretion and without the consent of the Participant, if the Employer makes a cash payment to the Participant on such date in an amount equal to the Fair Market Value of the Stock subject to such Option, reduced by the Exercise Price, and multiplied by the number of shares subject to such Option.


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ARTICLE VI

ADMINISTRATION

6.1 THE COMMITTEE. The Plan shall be administered by a Committee consisting of one or more persons, who are nonemployee directors, appointed by the Board of Directors. The Committee shall act by a majority of its members at the time in office and may take action either by vote at a meeting or by consent in writing without a meeting.

     (a) The Board may remove any member of the Committee at any time, with or without cause, and may fill any vacancy. If a vacancy occurs, the remaining member or members of the Committee shall have full authority to act.

     (b) Any member of the Committee may resign by written resignation delivered to the Board. Any such resignation shall become effective upon its receipt by the Board or on such other date as agreed to by the Board and the resigning member.

6.2 POWERS OF THE COMMITTEE. In carrying out its duties with respect to the general administration of the Plan, the Committee shall have, in addition to any other powers conferred by the Plan or by law, the following powers:

     (a) to determine eligibility to participate in the Plan and eligibility to receive Options;

     (b) to grant Options, and to determine the form, amount and timing of such Options;

     (c) to determine the terms and provisions of the Option Agreements, and to modify such Option Agreements as provided in Section 5.3;

     (d)  to substitute Stock as provided in Section 3.6;

     (e)  to maintain all records necessary for the administration of the Plan;

     (f) to prescribe, amend, and rescind rules for the administration of the Plan to the extent not inconsistent with the terms thereof;

     (g) to appoint such individuals and subcommittees as it deems desirable for the conduct of its affairs and the administration of the Plan;

     (h) to employ counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan; and

     (i) to perform any other acts necessary and proper for the conduct of its affairs and the administration of the Plan, except those reserved by the Board.

          All powers of the Committee are to be exercised in the sole discretion of the Committee.


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


6.3 DETERMINATIONS BY THE COMMITTEE. The Committee shall have discretionary power to interpret and construe the Plan and the Option Agreements, and its interpretations and determinations shall be conclusive and binding on all Participants, Beneficiaries and any other persons claiming an interest under the Plan or any Option Agreement. The Committee's interpretations and determinations under the Plan and the Option Agreements need not be uniform and may be made by it selectively among Participants, Beneficiaries and any other persons whether or not they are similarly situated.

6.4 INDEMNIFICATION OF THE COMMITTEE. To the extent not prohibited by law or by the articles or by-laws of the Employer, the Employer shall indemnify and hold harmless each member of the Committee against any and all expenses and liabilities arising out of such member's action or failure to act in such capacity, excepting only expenses and liabilities arising out of such member's own willful misconduct or gross negligence.

     (a) Expenses and liabilities against which a member of the Committee is indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought against him or the settlement thereof, provided that any settlement must be approved in advance by the Employer.

     (b) This right of indemnification shall be in addition to any other rights to which any member of the Committee may be entitled.

     (c) The Employer may, at its own expense, settle any claim asserted or proceeding brought against any member of the Committee when such settlement appears to be in the best interests of the Employer.

6.6 EXPENSES OF THE COMMITTEE. All reasonable expenses of the Committee shall be paid by the Employer.


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ARTICLE VII

TRUST PROVISIONS

7.1 ESTABLISHMENT OF THE TRUST. Except as otherwise provided in Section 7.2, and
Section 12 of the Trust Agreement, the Trust, if any, established pursuant to
Section 3.5 shall be irrevocable, and no portion of the Trust Fund shall be used for any purpose other than the delivery of Stock pursuant to the exercise of an Option, and the payment of expenses of the Plan and Trust.

7.2 TRUST STATUS. The Trust is intended to be a grantor trust, within the meaning of section 671 of the Code, of which the Employer is the grantor, and this Plan is to be construed in accordance with that intention. Notwithstanding any other provision of this Plan, the Trust Fund shall remain the property of the Employer and shall be subject to the claims of its creditors in the event


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

of its bankruptcy or insolvency. No Participant shall have any priority claim on the Trust Fund or any security interest or other right superior to the rights of a general creditor of the Employer.


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ARTICLE VIII

MISCELLANEOUS PROVISIONS

8.1 GOVERNING LAW. Except to the extent preempted by federal law, the construction and operation of the Plan shall be governed by the laws of the Commonwealth of Massachusetts without regard to the choice of law principles of such state.

8.2 SEVERABILITY. If any provision of this Plan is held illegal or invalid by any court or governmental authority for any reason, the remaining provisions shall remain in full force and effect and shall be construed and enforced in accordance with the purposes of the Plan as if the illegal or invalid provision did not exist.

8.3 NO OBLIGATION TO EXERCISE. The granting of an Option shall impose no obligation upon a Participant to exercise such Option.

8.4 NO RIGHTS OF SHAREHOLDER. Neither the Participant, a Beneficiary nor any assignee shall be, or shall have any of the rights and privileges of, a stockholder with respect to any Stock purchasable or issuable upon the exercise of an Option, prior to the date of exercise of such Option.

8.5 NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in the Plan shall be deemed to give any person the right to be retained in the employ of the Employer, or to interfere with the right of the Employer to discharge any person at any time without regard to the effect that such discharge shall have upon such person's rights or potential rights, if any, under the Plan. The provisions of the Plan are in addition to, and not a limitation on, any rights that a Participant may have against the Employer by reason of any employment or other agreement with the Employer.

8.6 NOTICES. Unless otherwise specified in an Option Agreement, any notice to be provided under the Plan to the Committee shall be mailed (by certified mail, postage prepaid or express mail service) or delivered to the Committee in care of the Employer at its executive offices, and any notice to the Participant shall be mailed (by certified mail, postage prepaid or express mail service) or delivered to the Participant at either his current address shown on the payroll records of the Employer or at the Executive offices of the Employer. No notice shall be binding on the Committee until received by the Committee, and no notice shall be binding on the Participant until received by the Participant.


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


     IN WITNESS WHEREOF, this Plan has been duly executed on behalf of the Employer, effective as of the 16th day of September, 1997.

ARIAD Pharmaceuticals, Inc.

                                             ATTEST/WITNESS

By:
   ---------------------------------         -----------------------------------
Harvey J. Berger, M.D.                       Jay R. La Marche
Chairman and Chief Executive Officer         Executive Vice President and
                                             Chief Financial Officer













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


                          PARTICIPANT'S ACKNOWLEDGMENT


The Committee, or its designee, which administers the ARIAD Pharmaceuticals, Inc. Executive Compensation Plan ("Plan") has provided me with a list of investments which are available for the Option(s) which will be granted under the Plan. I have reviewed the available investments and have chosen the investment(s) listed in the Option Agreement that will be subject to the Option(s) granted to me. In choosing the investment(s) I understand that neither the Committee nor ARIAD Pharmaceuticals, Inc. guarantees any specific rate of investment return for the investment vehicle I have chosen. I further understand that all the investment risk associated with my choice of investment, including possible investment losses, is mine and I will not look to the Committee or ARIAD Pharmaceuticals, Inc. to me make me whole.

I agree to hold harmless the Committee and ARIAD Pharmaceuticals, Inc. for the investment choices made available under the Plan including, but not limited to, any and all investment losses that may result from my investment choice(s).

I acknowledge that the Committee and ARIAD Pharmaceuticals, Inc. has advised me to consult with my personal tax and financial advisor regarding my investment choice(s).





PARTICIPANT:

BY:      ________________________           ______________
         NAME                               DATE

                                               [FORM OF BONUS OPTION AGREEMENT]



                           ARIAD PHARMACEUTICALS, INC.

                           EXECUTIVE COMPENSATION PLAN

                                OPTION AGREEMENT

     1. Options are hereby granted to the Participant, to purchase the number of shares of Stock from the Employer at the Exercise Price set forth below:

               NAME OF PARTICIPANT:            _____________________

               BONUS OPTION AMOUNT:            ______________________

               DATE OF GRANT:                  _____________________

The aggregate Fair Market Value of the Stock subject to the Options granted is $___________ : (Note: Values are determined in accordance with the terms of the Plan.)

The initial exercise price of the Options awarded is: $ ___________

The initial exercise price may be adjusted as provided in Section 3.3 of the Plan.

The Stock will consist of the following investments:

                                                                                         Fair Market
                                                                                        Value of the
                                                                                          shares on
                                           Share or Unit        Number of               Date of Grant
        Name of Investment                   Value               Shares                 of The Option
------------------------------------       -------------        ---------               --------------
                                            $                                           $
------------------------------------        -------             --------                -----------

                                            $                                           $
------------------------------------        -------             --------                -----------


                                            Total                                       $
                                                                ========                ===========


The Options shall vest in accordance with the following vesting schedule:

     2. Except as specifically provided in this Agreement, the rights of the Participant, or any other person entitled to exercise Options, are governed by the terms and provisions of the ARIAD Pharmaceuticals, Inc. Executive Compensation Plan which is incorporated by reference into this Agreement.

     3. The Options may be exercised only by the Participant, or the Participant's Beneficiary pursuant to Section 3.7 of the Plan.

     In addition, under the terms of this agreement an assignment is expressly permitted in accordance with Section 3.9 of the Plan. The Participant's assignee as defined in Section 3.9 of the Plan may exercise the Options under the same Plan terms as the Participant.

     The Options shall not otherwise be transferred, assigned, pledged or hypothecated for any purpose whatsoever and is not subject, in whole or in part, to execution, attachment, or similar process except to the extent (if any) permitted by law.

     4. Written notice of an election to exercise the Options, specifying the exercise date and payment of the Exercise Price, shall be (a) delivered to the Committee, or its designee at the following address no later than the exercise date, or (b) mailed (by certified mail, postage prepaid or express mail), to the Committee, or its designee at the following address no later than three business days prior to the exercise date:

                           c/o Chief Financial Officer
                           ARIAD Pharmaceuticals, Inc.
                              26 Landsdowne Street
                            Cambridge, MA 02139-4234

Exercise of the Options may be delayed for up to twelve (12) months following notice of exercise to insure that no actions by the Participant would result in a forfeiture of the Options. Section 4.7 of the Plan remains in full force and effect during the exercise delay period.

     5. Payment of the Exercise Price shall be made by bank certified or cashiers check. The Participant may tender payment in whole or in part through the surrender of previously acquired Stock valued at Fair Market Value (on the date of exercise) and the Participant must satisfy all federal, state and local withholding tax requirements in any manner permitted under the Plan.

     6. The Vested Options may be exercised at any time during the period beginning six months after the Grant Date and ending on the earliest of:

     (a) one year after the Participant's Termination of Employment, unless modified by action of the Committee;

     (b) one year after the Participant attains age 65, unless modified by action of the Committee;

     (c) five years after the death or disability of the Participant, unless modified by action of the Committee; and

     (d)  ten years after the Grant Date.

     If a Participant (or his/her Beneficiary or Assignee) fails to exercise an Option within the Exercise Period, then the Participant (or his/her Beneficiary or Assignee) loses any and all right to any Option or Stock granted under this Option Agreement.

     7. All Bonus Options granted to a Participant under this Plan, whether vested or not, and not previously exercised shall be forfeited, upon the occurrence of any of the following events:

     (a) A Participant's termination for cause, as defined in the Participant's employment, consulting or other employment-related agreement;

     (b) Violation of the non-compete or non-solicitation provisions of the Participant's employment, consulting or other employment-related agreement (including an agreement entered into pursuant to Section 3.4(a)of the Plan); or

     (c) Failure to comply with the Employer's conflict of interest provisions as set forth in the Participant's employment, consulting, or other employment-related agreement (including an agreement entered into pursuant to Section 3.4(a) of the Plan).

The Committee, with the consent of the Board of Directors, may reinstate any such forfeited vested Options.

     8. In the event there is a Substitution of Assets pursuant to Section 3.6 of the Plan, the Participant and the Employer are required to terminate the pertinent Option Agreement and to adopt a new Option Agreement which awards (grants) Options on the substituted Stock. The substitution of Stock shall be considered the grant of new Options and may not be exercised for a period beginning six (6) months after the grant of the substituted Option.

     9. Neither the Participant, a Beneficiary nor any assignee shall be, or shall have any of the rights and privileges of, a stockholder with respect to any Stock purchasable or issuable upon the exercise of an Option, unless and until such Options are exercised and the Exercise Price for the Stock has been paid in full.

     10. The Options are conditioned upon the acceptance of this Agreement by the Participant as evidenced by the return of an executed copy to the Committee no later than ten days after the Grant Date.

     11. Except to the extent preempted by federal law, the Options and this Agreement shall be construed and interpreted according to the laws of Commonwealth of Massachusetts without regard to the choice of law principles of such Commonwealth.

EMPLOYER: ARIAD PHARMACEUTICALS, INC.


By:  _________________________    __________________     ______________
     NAME                         TITLE                  DATE




I have consulted with tax, legal, and financial investment advisors and am not relying on the advice or representations of the Employer or the Committee on any legal, tax, or investment matters. I understand that in the event of the Employer's bankruptcy, I am an unsecured general creditor with no additional rights granted to me by virtue of this Option Agreement.


PARTICIPANT:


By:  _________________________    __________________
     NAME                         DATE

                           ARIAD PHARMACEUTICALS, INC.

                           EXECUTIVE COMPENSATION PLAN

                           Salary Reduction Agreement

Name:
     ---------------------------------------------------------------------------
     Last                          First                                M.I.

PART I All Participants must complete (check one)

     [ ] I have been nominated to participate in the ARIAD Pharmaceuticals, Inc. Executive Compensation Plan (the "Plan"), which is incorporated by reference into this Agreement, and I agree to reduce my salary during the remainder of ______ in order to receive options offered under the Plan.



[ ] I do not wish to reduce my salary in order to participate in the ARIAD Pharmaceuticals, Inc. Executive Compensation Plan.

PART II Amount of Participant's Reduction in Salary: Please reduce my bi-weekly compensation in the following dollar amount or percentage in order to enable me to receive options under the Plan (check one):

[ ]    $
        ----------------

[ ]                      percent
       -----------------

I understand that this election shall be effective with respect to compensation earned from services performed after the election is in effect. I also understand that this election is irrevocable for the remainder of ________ and cannot be changed to increase or decrease my salary for the duration of the calendar year.

I further understand that Options issued in connection with this salary reduction election will be granted by the Committee on a quarterly basis, or at such other time as determined by the Committee. The Options will be granted in an amount not less than $5,000 (in any one year), or such other amount determined by the Committee.

-------------------------------------------          ------------------------
Signature                                            Date

                                  [FORM OF SALARY DEFERRAL OPTION AGREEMENT]

                           ARIAD PHARMACEUTICALS, INC.

                           EXECUTIVE COMPENSATION PLAN

                                OPTION AGREEMENT

     1. Options are hereby granted to the Participant, to purchase the number of shares of Stock from the Employer at the Exercise Price set forth below:

               NAME OF PARTICIPANT:    _____________________

               SALARY DEFERRAL AMOUNT: _______________________

               DATE OF GRANT:          _____________________

The aggregate Fair Market Value of the Stock subject to the Options granted is $______________ : (Note: Values are determined in accordance with the terms of the Plan.)


The initial exercise price of the Options awarded is: $ ________________

The initial exercise price may be adjusted as provided in Section 3.3 of the Plan.

The Stock will consist of the following investments:


                                                                                         Fair Market
                                                                                        Value of the
                                                                                          shares on
                                           Share or Unit        Number of               Date of Grant
        Name of Investment                   Value               Shares                 of The Option
------------------------------------       -------------        ---------               --------------
                                            $                                           $
------------------------------------        -------             --------                -----------

                                            $                                           $
------------------------------------        -------             --------                -----------


                                            Total                                       $
                                                                ========                ===========


THE OPTIONS SHALL VEST IMMEDIATELY.

     2. Except as specifically provided in this Agreement, the rights of the Participant, or any other person entitled to exercise Options, are governed by the terms and provisions ARIAD Pharmaceuticals, Inc. Executive Compensation Plan which is incorporated by reference into this Agreement.

     3. The Options may be exercised only by the Participant, or the Participant's Beneficiary pursuant to Section 3.7 of the Plan.

     In addition, under the terms of this agreement an assignment is expressly permitted in accordance with Section 3.9 of the Plan. The Participant's assignee as defined in Section 3.9 of the Plan may exercise the Options under the same Plan terms as the Participant.

     The Options shall not otherwise be transferred, assigned, pledged or hypothecated for any purpose whatsoever and is not subject, in whole or in part, to execution, attachment, or similar process except to the extent (if any) permitted by law.

     4. Written notice of an election to exercise the Options, specifying the exercise date and payment of the Exercise Price, shall be (a) delivered to the Committee, or its designee at the following address no later than the exercise date, or (b) mailed (by certified mail, postage prepaid), to the Committee. or its designee at the following address no later than three business days prior to the exercise date:

                           c/o Chief Financial Officer
                           ARIAD Pharmaceuticals, Inc.
                              26 Landsdowne Street
                            Cambridge, MA 02139-4234

     5. Payment of the Exercise Price shall be made by bank certified or cashiers check. The Participant may tender payment in whole or in part through the surrender of previously acquired Stock valued at Fair Market Value (on the date of exercise) and the Participant must satisfy all federal, state and local withholding tax requirements in any manner permitted under the Plan.

     6. The Options may be exercised at any time during the period beginning six months after the Grant Date and ending on the earliest of:

     (a) one month after the Participant's Termination of Employment, if such Participant is terminated involuntarily for cause,

     (b) six months after the later of (i) the Participant's Termination of Employment, (ii) the termination of compensation payments due the Participant under the terms of his employment contract, if such Participant's employment terminates for any reason not specified in Paragraph (a), and

     (c)  ten years after the Grant Date.

     If a Participant (or his/her Beneficiary or Assignee) fails to exercise an Option within the Exercise Period, then the Participant (or his/her Beneficiary or Assignee) loses any and all right to any Option or Stock granted under this Option Agreement.

     7. Neither the Participant, a Beneficiary nor any assignee shall be, or shall have any of the rights and privileges of, a stockholder with respect to any Stock purchasable or issuable upon the exercise of an Option, unless and until such Options are exercised and the Exercise Price for the Stock has been paid in full.

     8. In the event there is a Substitution of Assets pursuant to Section 3.6 of the Plan, the Participant and the Employer are required to terminate the pertinent Option Agreement and to adopt a new Option Agreement which awards (grants) Options on the substituted Stock. The substitution of Stock shall be considered the grant of new Options and may not be exercised for a period beginning six (6) months after the grant of the substituted Option.

     9. The Options are conditioned upon the acceptance of this Agreement by the Participant as evidenced by the return of an executed copy to the Committee no later than ten days after the Grant Date.

     10. Except to the extent preempted by federal law, the Options and this Agreement shall be construed and interpreted according to the laws of the Commonwealth of Massachusetts without regard to the choice of law principles of such Commonwealth.


EMPLOYER:     ARIAD PHARMACEUTICALS, INC.


By:  _________________________    __________________         ______________
     NAME                         TITLE                      DATE



I have consulted with tax legal and financial investment advisors and am not relying on the advice or representations of the Employer or the Committee on any legal, tax or investment matters. I understand that, in the event of the Employer's bankruptcy, I am an unsecured general creditor of the Employer with no additional rights granted to me by virtue of this Option Agreement.


PARTICIPANT


By: _________________________     __________________
     NAME                         DATE




                                       3